September 13, 2020 Nvidia to acquire ARM Exhibit 99.2

Forward Looking Statements All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on NVIDIA’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by NVIDIA and Arm, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “goals,” “likely,” “might,” “project,” “target,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or similar expressions, and variations or negatives of these words. Certain statements in this press release including, but not limited to, statements as to the proposed transaction and acquisition of Arm by NVIDIA, including statements regarding the benefits of the transaction and what the combined companies will offer, the timing, price and closing conditions of the transaction; statements regarding the companies’ products and markets; expanding Arm's IP licensing portfolio, ecosystem and R&D capacity; the combined company's target addressable market; the users of the companies' products and technologies; the companies' growth and growth drivers; the financial impact of the transaction; and other predictions and estimates are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. These forward-looking statements are based on current expectations and are not guarantees of future results. Many factors could cause actual future events to differ materially from the forward looking statements in this document, including the following, among others: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect NVIDIA’s business and the price of its stock; uncertainties as to the timing of the consummation of the transaction and the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals; the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the effect of the announcement or pendency of the transaction on NVIDIA’s business relationships, operating results, and business generally; delays, disruptions or increased costs in the integration of Arm’s technology into existing or new products; expected financial benefits and other benefits of the transaction may not be realized; integration of the acquisition post-closing, and the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, may not occur as anticipated, and there may be delays, challenges and expenses associated with integrating the combined companies’ existing businesses; litigation related to the transaction or otherwise or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting management’s attention from NVIDIA’s ongoing business operations; the business combination or the combined company’s products may not be supported by third parties; actions by competitors may negatively impact results; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; the short-term and long-term effects of the COVID-19 pandemic; there may be negative changes in general economic conditions in the regions or the industries in which NVIDIA and Arm operate; and other risks described in NVIDIA’s filings  with the SEC. In addition, please refer to the documents that NVIDIA files with the SEC on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. Actual results are subject to other risks and uncertainties that relate more broadly to NVIDIA’s overall business, including those more fully described in NVIDIA’s filings with the SEC. In addition, the foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and NVIDIA’s filings with the SEC. These forward-looking statements are not guarantees of future events performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.  © 2020 NVIDIA Corporation. All rights reserved. NVIDIA and the NVIDIA logo are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability, and specifications are subject to change without notice.

NVIDIA full-stack computing for the age of ai

The age of AI PERSONAL COMPUTING Billions of People AUTONOMOUS MACHINES Trillions of Devices Edge Data Centers Millions of Edge DC Each with Thousands of Nodes Internet of Things Cloud Data Centers Thousands of DC Each with Millions of Nodes Internet of People From Cloud to Edge

NVIDIA + ARM Creates the premier computing company for the age of AI —  combining NVIDIA’s leading AI computing platform with Arm’s vast CPU ecosystem  Expands Arm’s IP licensing portfolio with NVIDIA’s technology in large end markets —  including Mobile and PCs  Turbocharges Arm’s server CPU roadmap pace and accelerates Data Center, Edge AI, and IoT opportunities Expands NVIDIA’s computing platform reach from 2 to over 15 million developers Financially attractive: immediately accretive to non-GAAP gross margins and non-GAAP EPS upon closing

ARM’s computing architecture A Vast CPU Ecosystem Billions 22.8bn 180bn Arm-based Fiscal Years (FY2019 is 12M ended 3/31/2020) 70% of the World’s Population uses Arm Technology Arm-Based Chips Reported as Shipped

EXPAND ARM’s ip licensing PORTFOLIO with nvidia’s technology Arm’s Successful IP Licensing Model… Leading energy-efficiency …Turbocharged with NVIDIA IP and Scale  Leading AI, HPC and graphics performance Business Development 1) Arm licenses technology to chip Partners Technology License Fee SemiCo Partner Per Chip Royalty 3) OEMs sell products containing Arm-based chips OEM Customer 2) Partners develop chips and ship them to OEMs Chip Payment Chip Shipment

Boost Arm’s Vast Ecosystem with NVIDIA Accelerated Computing Arm CPU Ecosystem NVIDIA Accelerated Computing Platform CUDA-X CUDA AI Pro Viz Smart City/IoT HPC Robotics Gaming Healthcare Transportation ARCHITECTURE SYSTEMS DATA CENTER Client Infrastructure AI/ML IoT and Embedded Automotive Cortex-AE

Expand Arm’s r&D capacity Turbocharge Investments and Execution Pace NVIDIA leads in R&D intensity… …and will boost Arm’s R&D capacity NVIDIA trailing twelve months GAAP R&D. Arm unaudited March-20 end trailing twelve months pro-forma IFRS R&D of IPG business. Top 10 tech companies by market cap.

ACCELERATE DATA CENTER, EDGE & IoT OPPORTUNITY

Data Center
Arm-based Servers

- Amazon launched Arm-based Graviton2 processors for AWS
- Marvell's ThunderX2 Arm-based server processor will be used for Microsoft Azure
- Fujitsu launched first Arm-based supercomputer, ranked #1 on TOP500 supercomputer list
- TSMC unveiled 7nm Arm-based chiplets for HPC applications

13M+ Arm Developers
+
2M NVIDIA Developers

Edge & IoT
Arm-based Edge Compute

- Automotive: Audi, Daimler, Mediatek, NXP, Qualcomm, Samsung
- Marvell OCTEON TX2 family of multi-core processors supporting 4-32 Arm V8 cores
- Xilinx Zinq FPGA SOCs for 5G based on Arm
- End Point AI: ALIF, BES Technic, NXP, ST, Samsung

Benefits to customers Offer Arm’s customers access to NVIDIA’s AI and GPU IP Offer cloud data center customers and the broader computer industry a strong server CPU roadmap Boost Arm’s vast software ecosystem with NVIDIA’s AI and accelerated computing platform Offer server OEMs a fully optimized platform around Arm with NVIDIA GPU, DPU, and software stacks

$250B TARGET ADDRESSABLE MARKET by 2023 Source: NVIDIA estimates, Arm estimates, incorporating data from Counterpoint, Dell’Oro, Gartner, IDC, IHS, and Strategy Analytics $75B AUTO, EDGE & IoT Computer Graphics for Gaming PCs, Workstations, Game Consoles Smartphones, Tablets and Laptops NVIDIA Accelerated Computing Platform, Mellanox Networking Base stations, Routers, Switches, Servers Auto, Robotics, Edge AI Auto, Wearables, Industrial, White Goods $80B DATA CENTER DEVICES $95B Accelerated Computing, Energy-Efficiency, and AI will Revolutionize All Industries

Arm’s financial profile Pro forma revenues of ~$1.8B Pro forma gross margin of ~94%  Adjusted EBITDA margin of ~35%  High Margin, Recurring Revenue Business Model Arm unaudited March-20 end trailing twelve months pro-forma IFRS financials of IPG business Contract-based, recurring revenues 1,765+ licenses, growing by 100+ per year 500+ licensees — Industry leaders and high-growth startups; chip companies and OEMs Strong Financial Profile High Quality Business Model

Transaction summary TRANSACTION CONSIDERATION Up to $40B purchase price: $21.5B in NVIDIA shares $12B in cash, with $2B paid at signing $1.5B employee equity for post-closing retention $5B performance based earn-out paid in cash or NVIDIA shares FINANCIAL IMPACT Expected to be immediately accretive to NVIDIA’s non-GAAP gross margin and non-GAAP earnings per share APPROVAL PROCESS Approved by NVIDIA, Arm and SoftBank Boards of Directors Subject to regulatory approvals EXPECTED CLOSING Expected close in approximately 18 months Customary closing conditions